UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 29, 2026

Kairos Pharma Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-42275	46-2993314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2355 Westwood Blvd #139

Los Angeles, CA 90064

(Address of Principal Executive Offices) (Zip Code)

(310) 948-2356

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	KAPA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2026, Kairos Pharma Ltd. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders considered and voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 22, 2026, as supplemented on May 26, 2026. At the Annual Meeting, there were a total of 21,411,198 shares of common stock eligible to vote, with each share representing one vote, of which 13,450,506 shares of common stock were voted in person or by proxy, representing 62.81% of the votes eligible to be cast. The final voting results for each matter are set forth in more detail below.

1.	Election of Directors.

All of the following four nominees were elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
John S. Yu, M.D.	8,189,240	0	381,505	4,879,761
Hyun W. Bae, M.D.	8,438,397	0	132,348	4,879,761
Hansoo Michael Keyoung, M.D., Ph.D.	8,438,397	0	132,348	4,879,761
Rahul Sighvi, Sci.D., MBA	8,414,867	0	155,878	4,879,761

2.	Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, in accordance with the voting results below.

For	Against	Abstain
13,241,007	169,047	40,452

3.	Approval of Amendment to Certificate of Incorporation.

Stockholders approved, in accordance with the voting results below, an amendment to the Company’s certificate of incorporation to effect a reverse stock split of our common stock at a stock split ratio between 1:3 and 1:250, with the ultimate ratio to be determined by the Board of Directors and implemented on one or more occasions at the discretion of the Board of Directors.

For	Against	Abstain
11,232,321	1,945,235	272,950

4.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
7,784,120	782,829	3,796	4,879,761

5.	Approval of Amendments to Equity Incentive Plan.

Stockholders approved (i) an increase of an additional 5,000,000 shares of common stock available for awards under the 2023 Equity Incentive Plan and (ii) an evergreen provision providing for an automatic 5% annual increase in the shares of common stock available for issuance under the 2023 Equity Incentive Plan over a period of ten years.

For	Against	Abstain	Broker Non-Votes
7,067,866	1,480,645	22,234	4,879,761

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026

KAIROS PHARMA LTD.

By:	/s/ John S. Yu
Name:	John S. Yu
Title:	Chief Executive Officer and Chairman of the Board of Directors

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